UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22722 29th Drive SE, Suite 100 Bothell, WA		98021
1040 West Georgia, Suite 1030 Vancouver, BC, Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 23, 2023, Achieve Life Sciences, Inc. (the “Company”) issued a press release announcing topline data from its Phase 3 ORCA-3 trial of cytisinicline for smoking cessation and nicotine dependence. Additionally, the Company held a conference call and webcast with a presentation of the Phase 3 ORCA-3 topline data.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On May 23, 2023, the Company announced topline data from its ORCA-3 trial of cytisinicline for smoking cessation and nicotine dependence. Topline results are summarized as follows:

Both the 6- and 12-week cytisinicline treatment durations demonstrated statistically significant smoking cessation, or quit rates, on both the primary and secondary efficacy analyses compared to placebo.

12-Week Cytisinicline Efficacy Results

•
Primary Endpoint: Subjects who received 12 weeks of cytisinicline treatment had 4.4 times higher odds, or likelihood, to have quit smoking during the last 4 weeks of treatment compared to subjects who received placebo (p<0.0001). The smoking cessation rate during weeks 9 through 12 was 30.3% for cytisinicline compared to 9.4% for placebo.
•
Secondary Endpoint: The continuous smoking cessation rate from week 9 to week 24 was 20.5% for the 12-week cytisinicline arm compared to 4.2% for placebo, with an odds ratio of 5.79 (p<0.0001).

6-Week Cytisinicline Efficacy Results

•
Primary Endpoint: Subjects who received 6 weeks of cytisinicline treatment had 2.85 times higher odds, or likelihood, to have quit smoking during the last 4 weeks of treatment compared to subjects who received placebo (p=0.0008). The smoking cessation rate during weeks 3 through 6 was 14.8% for cytisinicline compared to 6% for placebo.
•
Secondary Endpoint: The continuous smoking cessation rate from week 3 to week 24 was 6.8% for the 6-week cytisinicline arm compared to 1.1% for placebo, with an odds ratio of 6.25 (p=.0006).

Subjects had an average age of 53 years, smoked a median of 20 cigarettes per day at baseline, and had a median smoking history of 36 years with 4 prior quit attempts.

Similar to findings from the Company’s Phase 3 ORCA-2 study, cytisinicline was well-tolerated with no treatment-related serious adverse events reported. The most commonly reported (>5% overall) adverse events for placebo, 6-week cytisinicline, and 12-week cytisinicline were:

•
Insomnia: (7.6%, 11.0%, 11.9%)
•
Abnormal dreams: (5.7%, 9.1%, 7.7%)
•
Nausea (7.3%, 9.5%, 6.9%)
•
Headache (6.1%, 7.6%, 8.5%)

This current report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the timing and nature of cytisinicline clinical development, data results and commercialization activities, the potential market size for cytisinicline, the potential benefits, safety and tolerability of cytisinicline, the ability to discover and develop new uses for cytisinicline, including but not limited to as an e-cigarette cessation product, and the development and effectiveness of new treatments. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company may not actually achieve its plans or product development goals in a timely manner, if at all, or otherwise carry out its intentions or meet its expectations or projections disclosed in these forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including, among others, the risk that cytisinicline may not demonstrate the hypothesized or expected benefits; the risk that the Company may not be able to obtain additional financing to fund the development of cytisinicline; the risk that cytisinicline will not receive regulatory approval or be successfully commercialized; the risk that new developments in the smoking cessation landscape require changes in business strategy or clinical development plans; the risk that the Company’s intellectual property may not be adequately protected; general business and economic conditions; risks related to the impact on our business of macroeconomic conditions, including inflation, rising interest rates, instability in the global banking sector, and public health crises, such as the COVID-19 pandemic and the other factors described in the risk factors set forth in the Company’s filings with the Securities and Exchange Commission from time to time, including the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update the forward-looking statements contained herein or to reflect events or circumstances occurring after the date hereof, other than as may be required by applicable.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press release by Achieve Life Sciences, Inc.

99.2	Phase 3 ORCA-3 Topline Data Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: May 23, 2023	/s/ John Bencich
John Bencich Chief Executive Officer (Principal Executive and Financial Officer)